UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 08, 2005

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA	000-14602	91-1206026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                On June 8, 2005, Cyanotech Corporation issued a press release announcing the results of tests performed at the Department of Biological Sciences at Wright State University by Professor Wayne Carmichael, a leading expert in the field of cyanobacterial toxins.  The report indicates that there are no detectable levels of BMAA in Cyanotech’s Spirulina.  The release is filed as exhibit 99.1 and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(a).   Not applicable

(b).   Not applicable

(c).   Exhibits:

Number	Description

99.1	Press Release dated June 8, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION (Registrant)

June 8, 2005 By:	/s/ Jeffrey H. Sakamoto
Jeffrey H. Sakamoto Chief Financial Officer, Vice President — Finance & Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 8, 2005.